                  OPPENHEIMER CAPITAL APPRECIATION FUND
                 Supplement dated January 2, 2003 to the
                  Statement of Additional Information
                         dated December 27, 2002

The Statement of Additional Information is changed as follows:

1.    Effective  December 31, 2002,  Mr. Leon Levy resigned as a Trustee of the Fund and Mr.
   Clayton  Yeutter  was  elected  as  Chairman  of the  Board,  effective  January 1, 2003.
   Therefore,  the Statement of Additional  Information is revised by deleting the biography for  Mr.  Levy on  page  26 and by  adding  the  following  to Mr.  Yeutter's  biography:
   "Chairman of the Board of Trustees."

2. In the Trustee  compensation  table on page 31, the title of "Chairman"  after Mr. Levy's name is  deleted  and the title of  "Chairman"  is added  after Mr.  Yeutter's  name.  In addition,  the  following  footnote is added  following Mr. Levy's name and following Mr.
   Yeutter's name:

      7 Effective  January 1, 2003,  Clayton  Yeutter became Chairman of the Board of Trustees of the Board I Funds upon the retirement of Leon Levy.

January 2, 2003                                       320PX009